Exhibit 32
BILL BARRETT CORPORATION
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with this Annual Report on Form 10-K of Bill Barrett Corporation for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the“Report”), R. Scot Woodall, Chief Executive Officer, President and Director of Bill Barrett Corporation, and, Robert W. Howard, Chief Financial Officer and Treasurer of Bill Barrett Corporation, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

1.	This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The Report fairly presents, in all material respects, the financial condition and results of operations of Bill Barrett Corporation for the periods presented therein.

Date: February 20, 2014

/s/ R. Scot Woodall
R. Scot Woodall
Chief Executive Officer, President and Director
(Principal Executive Officer)

/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer and Treasurer
(Principal Financial Officer)